UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 28, 2013

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at the Company's World Headquarters on Monday, January 28, 2013. At the Annual Meeting, of the 61,890,765 shares outstanding and entitled to vote, 54,152,853 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:    All of management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2016 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Daniel J. Heinrich	47,067,735	942,142	68,683	6,074,293
R. David Hoover	47,365,854	608,195	104,511	6,074,293
John C. Hunter	45,919,461	1,877,789	281,310	6,074,293
John E. Klein	47,595,946	402,739	79,875	6,074,293

Proposal 2:    The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2013 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain
53,334,879	632,409	185,565

Proposal 3:    The Company's executive compensation, as described in the Company's 2012 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
43,548,770	2,717,603	1,812,187	6,074,293

Item 7.01 Regulation FD Disclosure

On January 29, 2013, the Company announced that its Board of Directors declared a quarterly dividend of forty cents ($0.40) per share on its Common Stock, payable on March 13, 2013 to all shareholders of record as of the close of business on February 20, 2013. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated January 29, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer
Dated: January 29, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated January 29, 2013.